Exhibit 10.2

[EXECUTION COPY]

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 17, 2019 (the “Amendment”), among ALTUS MIDSTREAM LP, a Delaware limited partnership (“Borrower”), the Lenders party hereto, Swingline Lender party hereto, Issuing Banks party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and the other Agents party hereto.

W I T N E S S E T H:

1.    Borrower, the Lenders (including the Swingline Lender), the Issuing Banks, the Administrative Agent, and the other Agents party thereto are parties to that certain Credit Agreement, dated as of November 9, 2018 (the “Credit Agreement”), pursuant to which the Lenders (including the Swingline Lender) and the Issuing Banks agreed to make loans to and extensions of credit on behalf of Borrower.

2.    Borrower has requested that the Credit Agreement be amended as provided herein.

3.    Subject to the terms and conditions of this Amendment, the parties hereto are willing to enter into this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given in the Credit Agreement, as amended by this Amendment.

SECTION 2.    Amendments to Credit Agreement – Amendment Effective Date. The following amendments to the Credit Agreement will become effective as of the Amendment Effective Date (as hereinafter defined):

(a)    Section 6.2 of the Credit Agreement is hereby amended in its entirety as follows:

“SECTION 6.2 Leverage Ratio. For each fiscal quarter beginning with the quarter ending on the earlier of (i) March 31, 2020 or (ii) the last day of the fiscal quarter during which the Initial Period ends, the Borrower will not permit its Leverage Ratio to exceed 5.00:1.00 at the end of any fiscal quarter, provided, however, that during any Acquisition Period, the Leverage Ratio shall not exceed 5.50:1.00 at the end of any fiscal quarter.”

(b)    Section 7.1(l) of the Credit Agreement is hereby amended to:

(1)    correct a reference in the first clause and add the following new clause “(i)” as follows: “(l) in addition to Liens permitted by clauses (a) through (k) above, (i) during the Initial Period, Liens securing Indebtedness in an aggregate principal amount not to exceed $10,000,000;”,

(2)    renumber existing clause “(i)” as “(ii)”, which is amended to read: “(ii) after the Initial Period but prior to the occurrence of the EBITDA Event or the Ratings Event, whichever is earlier, Liens securing Indebtedness in an aggregate principal amount not to exceed $75,000,000;”, and

(3)    renumber existing clause “(ii)” as “(iii)”.

(c)    Section 7.7 of the Credit Agreement is hereby amended in its entirety as follows:

“SECTION 7.7 Restricted Payments. The Borrower will not, and will not permit any of its Restricted Subsidiaries to declare or make, directly or indirectly, any Restricted Payment or incur any obligation (contingent or otherwise) to do so, except for the following:

(a)    a Restricted Subsidiary may declare and make Restricted Payments to the Borrower (with respect to any non-wholly owned Restricted Subsidiary, ratably to its owners in accordance with their respective ownership interests); and

(b)    so long as no Default or Event of Default exists or would result therefrom and the Borrower is in pro forma compliance with Article VI after giving effect thereto:

(i)    during the Initial Period, Restricted Payments only in the form of non-cash paid-in-kind distributions relating to preferred equity issued by the Borrower;

(ii)    after the Initial Period, but (y) prior to the earlier to occur of the EBITDA Event or the Ratings Event and (z) only when the Leverage Ratio exceeds the Permitted Leverage Ratio but is equal to or less than 5.00:1.00, Restricted Payments in the aggregate amount not to exceed $30,000,000 in any calendar year;

(iii)    after the Initial Period, but (y) prior to the earlier to occur of the EBITDA Event or the Ratings Event and (z) only when the Permitted Leverage Ratio exists, Restricted Payments in an unlimited amount; and

(iv)    after the earlier to occur of the EBITDA Event or the Ratings Event, Restricted Payments in an unlimited amount;

provided, however, that notwithstanding (i) through (iv) above, so long as no Default or Event of Default exists or would result therefrom and Borrower is in pro forma compliance with Article VI after giving effect thereto, Borrower may pay customary tax distributions on preferred equity issued pursuant to the Satisfactory Capital Raise (defined below).”

(d)    Section 8.1(i) of the Credit Agreement is hereby amended to:

(1)    add the following new clause (i): “(i) At any time during the Initial Period, Apache ceases directly or indirectly, to own 60% of the common equity interests of or to otherwise Control the Borrower,”

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(2)    renumber existing clause “(i)” as “(ii)” and replace the reference therein to “40%” with “50%”, and replace the reference therein to “equity” with “common equity”, and

(3)    renumber existing clause “(ii)” as “(iii)” and replace the reference therein to “common stock” with “common equity”.

(e)    Credit Agreement is hereby amended by replacing Schedule A in its entirety with Schedule A attached to this Amendment.

SECTION 3.    Amendments to Credit Agreement – Funding of Satisfactory Capital Raise. The following amendments to the Credit Agreement will become effective as of the date of the receipt by Borrower of aggregate proceeds of the Satisfactory Capital Raise (defined in Section 4(b) below) in an amount not less than $500,000,000:

(a)    The definition of “Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to the number “$450,000,000” and replacing such reference with the number “$650,000,000”.

(b)    The definition of “Initial Period” contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“ “Initial Period” means the period of time commencing on the Effective Date until the first Business Day after delivery to the Administrative Agent of an item described in clause (a) or (b) below evidencing that Borrower has annualized EBITDA for Borrower’s immediately preceding fiscal quarter greater than or equal to $175,000,000; as evidenced by either (a) the most recent financial statements delivered pursuant to Section 5.1 or (b) a certificate of an Authorized Officer of the Borrower acceptable to the Administrative Agent; provided, however, that Borrower agrees to provide, at the time of each scheduled delivery of financial statements delivered pursuant to Section 5.1 covering the applicable fiscal quarter, evidence verifying such previously certified calculations.”

(c)    Credit Agreement is hereby amended by replacing Schedule 2.1 in its entirety with Schedule 2.1 attached to this Amendment.

SECTION 4.    Effectiveness. This Amendment will become effective on the date of the satisfaction of the following conditions precedent (such date, the “Amendment Effective Date”):

(a)    The Administrative Agent shall have received counterparts hereof duly executed by Borrower, the Administrative Agent, the Swingline Lender, the Issuing Banks and the Lenders.

(b)    The Administrative Agent shall have received a certificate of an Authorized Officer acceptable to the Administrative Agent certifying that Borrower has received firm commitments for a raise of not less than $500,000,000 of additional Capital in the form of preferred equity (“Satisfactory Capital Raise”).

(c)    The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof as if made on the date hereof.

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(d)    No Event of Default, or event which with the giving of notice or passage of time or both would constitute an Event of Default, shall have occurred and be continuing.

(e)    Borrower shall have paid to the Administrative Agent and any other Agent or Lender all fees, costs and expenses agreed in writing and payable in connection with this Amendment becoming effective on the Amendment Effective Date.

SECTION 5.    Reaffirmation of Representations and Warranties. To induce the Lenders, the Swingline Lender, the Issuing Banks and the Administrative Agent to enter into this Amendment, Borrower hereby reaffirms, as of the date hereof, the following:

(i)    The representations and warranties of Borrower set forth in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(ii)    Each of Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of their organization and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted where the failure to so qualify would have a Material Adverse Effect.

(iii)    The execution, delivery and performance by Borrower of this Amendment and each other Loan Document executed or to be executed by it, are within Borrower’s partnership powers and have been duly authorized by all necessary partnership action on behalf of it.

(iv)     This Amendment, the Credit Agreement, as amended hereby, and each other Loan Document executed or to be executed by it has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor rights generally and to general principles of equity.

(v)    The execution, delivery and performance by Borrower of this Amendment and each other Loan Document executed or to be executed by it, do not (a) contravene Borrower’s certificate of formation or other organizational documents, as the case may be, (b) contravene any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting Borrower or any Subsidiary, or (c) result in, or require the creation or imposition of, any Lien, not permitted by Section 7.1 of the Credit Agreement, on any of Borrower’s or any Subsidiary’s properties.

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(vi)    No Default under the Loan Documents has occurred and is continuing and Borrower is in compliance with the financial covenant set forth in Section 6.1 of the Credit Agreement.

SECTION 6.    Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect and shall continue in full force and effect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 7.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.    Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 10.    Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 11.    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the terms of the Credit Agreement.

SECTION 12.    No Oral Agreements. THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALTUS MIDSTREAM LP, a Delaware limited partnership

By:	Altus Midstream GP LLC, its general partner

	By:	/s/ Ben C. Rodgers
Name: Ben C. Rodgers
Title: Chief Financial Officer and Treasurer

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JPMORGAN CHASE BANK, N.A., as Administrative Agent, as an Issuing Bank, as a Swingline Lender and as a Lender

By:	/s/ Jeffrey C. Miller
Name: Jeffrey C. Miller
Title: Executive Director

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent, as an Issuing Bank and as a Lender

By:	/s/ Brandon Dunn
Name: Brandon Dunn
Title: Director

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CITIBANK, N.A., as a Co-Documentation Agent and as a Lender

By:	/s/ Cathy Shepherd
Name: Cathy Shepherd
Title: Vice President

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BANK OF AMERICA, N.A., as a Co-Documentation Agent and as a Lender

By:	/s/ Alia Qaddumi
Name: Alia Qaddumi
Title: Director

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Co-Documentation Agent and as a Lender

By:	/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

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MUFG BANK, LTD., as a Co-Documentation Agent and as a Lender

By:	/s/ Todd Vaubel
Name: Todd Vaubel
Title: Director

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THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Co-Documentation Agent and as a Lender

By:	/s/ Scott Nickel
Name: Scott Nickel
Title: Director

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

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BANK OF MONTREAL, as a Lender

By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Lincoln LaCour
Name: Lincoln LaCour
Title: Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Brice
Name: Matthew Brice
Title: Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Marc Zihlmann
Name: Marc Zihlmann
Title: Authorized Signatory

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

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HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Robinson
Name: John Robinson
Title: Managing Director

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MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Katy Berkemeyer
Name: Katy Berkemeyer
Title: Authorized Signatory

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SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Diego Medina
Name: Diego Medina
Title: Director

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SUNTRUST BANK, as a Lender

By:	/s/ Justin Lien
Name: Justin Lien
Title: Director

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SCHEDULE A

PRICING GRID

LIBOR Margin/ Base Rate Margin/ Facility Fee Rate:	The amount on any date that corresponds to the Leverage Ratio or the Applicable Rating Level, as applicable, in effect on such date as set forth below:

During the Initial Period and Pre-Ratings / Leverage Ratio Grid

Leverage Ratio	Facility Fee Rate	Base Rate Margin	LIBOR Margin
x ≤ 2.75	20.0 bps	10.0 bps	110.0 bps
2.75 < x ≤ 3.50	22.5 bps	20.0 bps	120.0 bps
3.50 < x ≤ 4.25	27.5 bps	27.5 bps	127.5 bps
x > 4.25	32.5 bps	47.5 bps	147.5 bps

Post-Initial Period and Pre-Ratings / Leverage Ratio Grid

Leverage Ratio	Facility Fee Rate	Base Rate Margin	LIBOR Margin
x ≤ 2.75	20.0 bps	5.0 bps	105.0 bps
2.75 < x ≤ 3.50	22.5 bps	15.0 bps	115.0 bps
3.50 < x 4≤ .25	27.5 bps	22.5 bps	122.5 bps
x > 4.25	32.5 bps	42.5 bps	142.5 bps

Post-Ratings Grid

Applicable Rating	Facility Fee Rate	Base Rate Margin	LIBOR Margin
Level I	10.0 bps	0.0 bps	90.0 bps
Level II	12.5 bps	0.0 bps	100.0 bps
Level III	17.5 bps	7.5 bps	107.5 bps
Level IV	20.0 bps	30.0 bps	130.0 bps
Level V	25.0 bps	50.0 bps	150.0 bps

Schedule A – Page 1

SCHEDULE 2.1

COMMITMENTS

LENDERS	COMMITMENTS – DURING INITIAL PERIOD		COMMITMENTS – POST INITIAL PERIOD
JPMorgan Chase Bank, N.A.	US$	46,548,125	US$	57,290,000
Wells Fargo Bank, National Association	US$	46,548,125	US$	57,290,000
Citibank, N.A.	US$	46,548,125	US$	57,290,000
Bank of America, N.A.	US$	46,548,125	US$	57,290,000
The Toronto-Dominion Bank, New York Branch	US$	46,548,125	US$	57,290,000
MUFG Bank, Ltd.	US$	46,548,125	US$	57,290,000
The Bank of Nova Scotia, Houston Branch	US$	46,548,125	US$	57,290,000
Barclays Bank PLC	US$	29,469,375	US$	36,270,000
Bank of Montreal	US$	29,469,375	US$	36,270,000
Branch Banking and Trust Company	US$	29,469,375	US$	36,270,000
Capital One, National Association	US$	29,469,375	US$	36,270,000
Credit Suisse AG, Cayman Islands Branch	US$	29,469,375	US$	36,270,000
Goldman Sachs Bank USA	US$	29,469,375	US$	36,270,000
HSBC Bank USA, National Association	US$	29,469,375	US$	36,270,000
Mizuho Bank, Ltd.	US$	29,469,375	US$	36,270,000
Royal Bank of Canada	US$	29,469,375	US$	36,270,000
Société Générale	US$	29,469,375	US$	36,270,000
SunTrust Bank	US$	29,469,375	US$	36,270,000

TOTAL:	US$	650,000,000	US$	800,000,000

Schedule 2.1 – Page 1